UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

DSG Global, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53988	26-1134956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 – 2630 Croydon Drive, Surrey, British Columbia, Canada

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 575-3848

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
NA

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 8, 2020, the Board of Directors (the “Board”) of DSG Global, Inc. (the “Company”) appointed Carol Cookerly and Michael G. Leemhuis to serve on the Board effective immediately.

Carol Cookerly has been the CEO and founder of Cookerly Public Relations, Inc. since 1993. Her company provides marketing, public relations and crisis management services. In her role as CEO and founder of the firm, Ms. Cookerly is a chief strategist for building and sustaining brands. Under her direction, the company has been the lead strategist in various crisis situations, natural and manmade disaster responses, instances of legislative and judicial activism, and personnel matters, including C-suite succession, whistleblowers, discrimination and harassment across various industries. She is a graduate of Duke University.

Michael G. Leemhuis has been and is the principal and owner of Leemhuis Consulting LLC, a private consulting company since January 2019 to present. Prior to that, he held the title of the President of the Ocean Reef Club, a private club from December 2014 to February 2019. Mr. Leemhuis is a Certified Club Manager and Certified Chief Executive through the Club Managers Association of America as well as a certified PGA member through the PGA of America and the PGA of South Africa. Mr. Leemhuis holds a Master’s degree in Education and Sports Management from East Carolina University (1992) and an undergraduate degree in Physical Education and History from the University of Witwatersrand (1976).

There is no arrangement or understanding by and among Ms. Cookerly, Mr. Leemhuis and any other persons pursuant to which she was appointed as discussed above. Nor are there any family relationships by and among Ms. Cookerly, Mr. Leemhuis and any executive officers and directors. Further, there are no transactions involving the Company which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

N/A.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Bob Silzer
Name:	Robert Silzer Sr.
Title:	President, CEO

Dated: April 14, 2020